EXHIBIT 99.1
                                                                    ------------

                                  $426,877,000
                                  (APPROXIMATE)
                                 GSAMP 2003-HE1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

                                                            INITIAL                                   MOODY'S/
               APPROXIMATE         PRIMARY                   PASS-        AVG.       PRINCIPAL          S&P/
                PRINCIPAL         COLLATERAL    CREDIT      THROUGH       LIFE        PAYMENT          FITCH
CERTIFICATES     BALANCE            GROUP       SUPPORT     RATE(2)     (YRS)(3)   WINDOW(3)(4)       RATINGS
------------   ------------      ------------   -------    ----------   --------   -------------   --------------
A-1            $184,375,000       Group I(1)      19.00%   LIBOR +[%]       2.29   06/03 - 09/10    Aaa/AAA/AAA
A-2            $168,452,000      Group II(1)      19.00%   LIBOR +[%]       2.66   06/03 - 09/10    Aaa/AAA/AAA
M-1             $25,482,000      Group I & II     13.15%   LIBOR +[%]       4.97   09/06 - 09/10     Aa2/AA+/AA
M-2             $23,957,000      Group I & II      7.65%   LIBOR +[%]       4.92   07/06 - 09/10      A2/A/A+
M-3              $7,623,000      Group I & II      5.90%   LIBOR +[%]       4.89   07/06 - 09/10     A3/BBB+/A-
B-1             $10,454,000      Group I & II      3.50%   LIBOR +[%]       4.88   06/06 - 09/10    Baa2/BBB/BBB
B-2              $6,534,000      Group I & II      2.00%   LIBOR +[%]       4.85   06/06 - 09/10   Baa3/BBB-/BBB-
TOTAL          $426,877,000(5)

(1) Under certain circumstances, the Class A-1 Certificates may receive principal payments from the Group II Mortgage Loans and the Class A-2 Certificates may receive principal payments from the Group I Mortgage Loans.

(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in June 2033.

(5) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

SELECTED MORTGAGE POOL DATA (6)
-------------------------------

                                                              GROUP I                      GROUP II
                                                   ---------------------------   ---------------------------
                                                    ADJUSTABLE                   ADJUSTABLE
                                                       RATE        FIXED RATE       RATE         FIXED RATE     AGGREGATE
                                                   ------------    -----------   -----------    ------------   ------------
SCHEDULED PRINCIPAL BALANCE:                       $192,893,803    $34,730,472   $69,029,653    $138,935,507   $435,589,435
NUMBER OF MORTGAGE LOANS:                                 1,345            197           162             920          2,624
AVERAGE SCHEDULED PRINCIPAL BALANCE:                   $143,415       $176,297      $426,109        $151,017       $166,002
WEIGHTED AVERAGE GROSS COUPON:                            8.210%         6.902%        7.518%          7.897%         7.896%
WEIGHTED AVERAGE NET COUPON(7):                           7.706%         6.398%        7.014%          7.393%         7.392%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                       592            632           613             615            606
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                      81.24%         69.52%        81.26%          77.28%         79.05%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):            355            341           355             342            350
WEIGHTED AVERAGE SEASONING (MONTHS):                          5              3             5               4              5
WEIGHTED AVERAGE MONTHS TO ROLL(8):                          19            N/A            21             N/A             20
WEIGHTED AVERAGE GROSS MARGIN(8):                          6.40%           N/A          6.18%            N/A           6.34%
WEIGHTED AVERAGE INITIAL RATE CAP(8):                      2.27%           N/A          2.51%            N/A           2.33%
WEIGHTED AVERAGE PERIODIC RATE CAP(8):                     1.24%           N/A          1.16%            N/A           1.22%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(8):          14.70%           N/A         13.84%            N/A          14.47%

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.

(8) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FEATURES OF THE TRANSACTION
---------------------------

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated by New Century Mortgage Corporation ("New Century") and Finance America, LLC ("Finance America").

o Credit support for the Certificates will be provided through a senior/subordinate structure and initial overcollateralization of 2.00%

o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $173,665,980 (the initial fixed rate collateral notional balance). The Interest Rate Cap (corridor) will have a term of 96 months and a strike rate of 1-month LIBOR equal to 5.00% effective up to 1-month LIBOR equal to 10.00%. Interest Rate Cap payments will be available only to pay Basis Risk Carry Forward Amounts on the Class A-2, M-1, M-2, M-3, B-1, and B-2 Certificates in the manner described herein (see Appendix A for Interest Rate Cap details).

o     The Mortgage Loans will be serviced by Ocwen Federal Bank FSB ("Ocwen").

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated on or after October 1, 2002.

o The transaction will be modeled on INTEX as "[GSA03HE1]" and on Bloomberg as "[GSAMP 03-HE1]".

o The Offered Certificates in the table will be registered under a registration statement filed with the Securities and Exchange Commission.

SELECTED MORTGAGE POOL DATA BY ORIGINATOR
-----------------------------------------

                                                  NEW CENTURY   FINANCE AMERICA
                                                 ------------   ---------------
SCHEDULED PRINCIPAL BALANCE:                     $257,737,187      $177,852,248
AVERAGE SCHEDULED PRINCIPAL BALANCE:                 $153,142          $189,003
% OF TOTAL POOL SCHEDULED PRINCIPAL BALANCE:            59.17%            40.83%
NUMBER OF MORTGAGE LOANS:                               1,683               941
WEIGHTED AVERAGE GROSS COUPON:                          7.875%            7.927%
WEIGHTED AVERAGE FICO SCORE:                              606               606
% FIRST LIEN LOANS:                                       100%              100%
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                    78.17%            80.33%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):          346               355
WEIGHTED AVERAGE SEASONING (MONTHS):                        6                 3
% FULL DOC LOANS:                                       51.40%            54.77%
% PURCHASE LOANS:                                       14.32%            29.07%
% PRIMARY OCCUPANCY LOANS:                              93.40%            86.63%
% SINGLE FAMILY LOANS:                                  76.84%            71.20%
STATE WITH HIGHEST REPRESENTATION:                  CA: 34.31%        CA: 41.33%
% ADJUSTABLE RATE LOANS:                                45.41%            81.46%
% FIXED RATE LOANS:                                     54.59%            18.54%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

TIME TABLE
----------

EXPECTED CLOSING DATE:        On or before May 28, 2003

CUT-OFF DATE:                 May 1, 2003

EXPECTED PRICING DATE:        On or before May 22, 2003

FIRST DISTRIBUTION DATE:      June 20, 2003

KEY TERMS
---------

OFFERED CERTIFICATES:         Class A-1, Class A-2 (together the "Class A
                              Certificates"), Class M-1, Class M-2, Class M-3,
                              Class B-1 and Class B-2 Certificates

DEPOSITOR:                    GS Mortgage Securities Corp.

MANAGER:                      Goldman Sachs & Co.

SERVICER:                     Ocwen Federal Bank FSB

TRUSTEE:                      Deutsche Bank National Trust Company

SERVICING FEE:                50 bps

TRUSTEE FEE:                  0.40 bps

INTEREST RATE CAP PROVIDER:   Goldman Sachs Capital Markets LP. The short-term
                              unsecured debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated P-1 by Moody's Investors Service Inc., A-1 by Standard & Poor's Ratings Group and F1+ by
                              Fitch Ratings. The long-term unsecured debt obligations of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch.

DISTRIBUTION DATE:            20th day of the month or the following Business
                              Day

RECORD DATE:                  For any Distribution Date, the last Business Day
                              of the accrual period

DELAY DAYS:                   0 day delay on all Certificates

DAY COUNT:                    Actual/360 basis

INTEREST ACCRUAL:             The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

PRICING PREPAYMENT
ASSUMPTION:                   Adjustable rate mortgage loans: 28%
                              Fixed rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12
                              (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter.

MORTGAGE LOANS:               The Trust will consist of two groups of subprime,
                              fixed rate and adjustable rate, first lien residential mortgage loans.

GROUP I MORTGAGE LOANS:       Approximately $227,624,275 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

GROUP II MORTGAGE LOANS:      Approximately $207,965,160 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

EXCESS SPREAD:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner:

                              Initial Gross WAC(1):                       7.896%
                              Less Fees & Expenses(2):                    0.504%
                              Net WAC(1):                                 7.392%
                              Less Initial Certificate
                                 Coupon (Approx.)(1)(3):                  1.950%
                              Initial Excess Spread(1):                   5.442%

                              (1) This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                              (2)   Includes the Servicing Fee and Trustee Fee.

                              (3) Assumes 1-month LIBOR equal to 1.3100% and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Offered Certificates as well as any changes in day count.

SERVICER ADVANCING:           Yes as to principal and interest, subject to
                              recoverability.

COMPENSATING INTEREST:        The Servicer shall provide Compensating Interest
                              equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls on the Mortgage
                              Loans for the related Distribution Date resulting from Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) the aggregate Servicing Fee received for the related
                              Distribution Date.

OPTIONAL CLEAN-UP CALL:       The transaction has a 10% optional clean-up call.

RATING AGENCIES:              Moody's Investors Service, Inc., Standard & Poor's
                              Ratings Group and Fitch Ratings.

MINIMUM DENOMINATION:         $50,000 with regard to the Class A-1, A-2, M-1,
                              M-2, M-3, B-1, and B-2 Certificates.

LEGAL INVESTMENT:             It is anticipated that Class A-1, A-2, and M-1
                              Certificates will be SMMEA eligible.

ERISA ELIGIBLE:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel.

TAX TREATMENT:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

PROSPECTUS:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Until the Step-Down Date, principal will be paid (1) to the Class A-1 Certificates up to the Group I Principal Distribution Amount, (2) to the Class A-2 Certificates up to the Group II Principal Distribution Amount, and (3) any available remaining Principal Distribution Amount will be distributed sequentially to the Class M-1, M-2, M-3, B-1 and B-2 Certificates. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) 2.00% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in June 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.00%.

                                                             STEP-
                              INITIAL                        DOWN
                           SUBORDINATION                     DATE
      CLASS                 PERCENTAGE                    PERCENTAGE
      -----                -------------                  ----------
      A                        19.00%                       38.00%
      M-1                      13.15%                       26.30%
      M-2                       7.65%                       15.30%
      M-3                       5.90%                       11.80%
      B-1                       3.50%                        7.00%
      B-2                       2.00%                        4.00%

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40.00% of the prior period's senior enhancement percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

   DISTRIBUTION DATE                CUMULATIVE REALIZED LOSS PERCENTAGE:
------------------------     ---------------------------------------------------

  June 2006 - May 2007        2.5000% for the first month, plus an additional
                             1/12th of 1.7500% for each month thereafter (e.g.,
                                    approximately 2.6458% in July 2006)

  June 2007 - May 2008        4.2500% for the first month, plus an additional
                             1/12th of 1.2500% for each month thereafter (e.g.,
                                    approximately 4.3542% in July 2007)

  June 2008 - May 2009        5.5000% for the first month, plus an additional
                             1/12th of 0.7500% for each month thereafter (e.g.,
                                    approximately 5.5625% in July 2008)

June 2009 and thereafter                           6.2500%

STEP-UP COUPONS. For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M-1, M-2, M-3, B-1 and B-2 Certificates will increase to
1.5 times the margin at issuance.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH RATE. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP I CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP II CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, M-3, B-1 AND B-2 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv)  to the Class M-3 Certificates, their Accrued Certificate Interest,

      (v) to the Class B-1 Certificates, their Accrued Certificate Interest, and

      (vi)  to the Class B-2 Certificates, their Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) the Group I Principal Distribution Amount will be distributed to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(b) the Group II Principal Distribution Amount will be distributed to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (i) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

      (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

      (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; provided, however, that if the Certificate Principal Balance of either group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the other group of Class A Certificates remaining outstanding until the Certificate Principal Balance thereof has been reduced to zero.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, pro rata relative to the respective Basis Risk Carry Forward Amounts on the Class A Certificates,

      (vii) sequentially, to Class M-1, M-2, M-3, B-1, and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

      (viii) also, from any available Interest Rate Cap payments, first, (1) to the Class A-2 Certificates up to their respective unpaid remaining Basis Risk Cary Forward Amounts, then (2) sequentially to the Class M-1, M-2, M-3, B-1, B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and then to the extent remaining (3) to the excess cashflow certificates.

Once realized losses are allocated sequentially to the Class B-2, B-1, M-3, M-2 and M-1 Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing and the trustee fees.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

GROUP I PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

GROUP II PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the servicer on or prior to the related determination date or advanced by the servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 62.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

REMAINING PREPAYMENT PENALTY TERM BY PRODUCT TYPE
-------------------------------------------------

                                            0-12           13-24           25-36           37-48           49-60
PRODUCT                  NO PENALTY        MONTHS          MONTHS          MONTHS          MONTHS          MONTHS          TOTAL
---------------------   ------------    ------------    ------------    ------------    ------------    ------------    ------------
1 Mo. LIBOR IO           $51,996,674      $4,752,434    $183,516,522        $612,332              $0         $78,892    $240,956,855
2/28 LIBOR ARM               150,000               0               0               0               0               0         150,000
3/27 LIBOR ARM             4,737,864       1,073,677       1,071,210      13,933,850               0               0      20,816,601
Fixed Balloon              1,310,127               0               0               0               0               0       1,310,127
Fixed Rate                39,592,574      20,064,795      10,708,430      80,468,832         152,158      21,369,064     172,355,853
---------------------   ------------    ------------    ------------    ------------    ------------    ------------    ------------
TOTAL                    $97,787,240     $25,890,906    $195,296,162     $95,015,014        $152,158     $21,447,956    $435,589,435
=====================   ============    ============    ============    ============    ============    ============    ============

                                            0-12           13-24           25-36           37-48           49-60
PRODUCT                  NO PENALTY        MONTHS          MONTHS          MONTHS          MONTHS          MONTHS
---------------------   ------------    ------------    ------------    ------------    ------------    ------------
1 Mo. LIBOR IO                 21.58%           1.97%          76.16%           0.25%           0.00%           0.03%
2/28 LIBOR ARM                100.00            0.00            0.00            0.00            0.00            0.00
3/27 LIBOR ARM                 22.76            5.16            5.15           66.94            0.00            0.00
Fixed Balloon                 100.00            0.00            0.00            0.00            0.00            0.00
Fixed Rate                     22.97           11.64            6.21           46.69            0.09           12.40
---------------------   ------------    ------------    ------------    ------------    ------------    ------------
TOTAL                          22.45%           5.94%          44.83%          21.81%           0.03%           4.92%
=====================   ============    ============    ============    ============    ============    ============


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

BREAKEVEN CDR TABLE FOR THE SUBORDINATE CERTIFICATES
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on May 13, 2003) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

            SCENARIO                FIRST DOLLAR OF LOSS                LIBOR FLAT                  0% RETURN
            -------------------   ----------------------    ----------------------     ----------------------
CLASS M-1   CDR                                    29.06%                    29.60%                     30.74%
            Yield                                 3.3196%                   2.4434%                    0.0186%
            WAL                                     3.81                      3.73                       3.62
            Modified Duration                       3.61                      3.56                       3.52
            Window                         Mar07 - Mar07             Feb07 - Feb07              Jan07 - Jan07
            Principal Writedown          12,247.87 (0.05%)        864,401.36 (3.39%)      3,048,100.81 (11.96%)
            Collateral Losses       83,030,875.57 (19.06%)    83,582,660.11 (19.19%)     85,317,532.94 (19.59%)

CLASS M-2   CDR                                    18.74%                    19.58%                     20.60%
            Yield                                 4.6652%                   2.7454%                    0.0283%
            WAL                                     4.64                      4.53                       4.36
            Modified Duration                       4.21                      4.17                       4.14
            Window                         Jan08 - Jan08             Dec07 - Dec07              Nov07 - Nov07
            Principal Writedown          19,815.03 (0.08%)      2,210,965.25 (9.23%)      4,861,183.85 (20.29%)
            Collateral Losses       63,225,300.69 (14.51%)    65,076,163.94 (14.94%)     67,318,311.82 (15.45%)

CLASS M-3   CDR                                    15.99%                    16.29%                     16.67%
            Yield                                 5.1802%                   2.8807%                    0.0321%
            WAL                                     4.89                      4.88                       4.74
            Modified Duration                       4.35                      4.38                       4.35
            Window                         Apr08 - Apr08             Apr08 - Apr08              Mar08 - Mar08
            Principal Writedown          13,953.50 (0.18%)       937,969.91 (12.30%)      1,890,395.79 (24.80%)
            Collateral Losses       56,612,588.71 (13.00%)    57,466,349.20 (13.19%)     58,235,185.54 (13.37%)

CLASS B-1   CDR                                    12.55%                    13.26%                     13.67%
            Yield                                 6.9946%                   2.8981%                    0.0788%
            WAL                                     5.31                      5.12                       4.91
            Modified Duration                       4.45                      4.42                       4.38
            Window                         Sep08 - Sep08             Aug08 - Aug08              Jul08 - Jul08
            Principal Writedown           3,805.09 (0.04%)     2,338,088.79 (22.37%)      3,561,852.25 (34.07%)
            Collateral Losses       47,562,349.19 (10.92%)    49,554,285.45 (11.38%)     50,572,188.31 (11.61%)

CLASS B-2   CDR                                    10.70%                    11.16%                     11.42%
            Yield                                 7.0646%                   2.9918%                    0.0695%
            WAL                                     5.56                      5.39                       5.19
            Modified Duration                       4.61                      4.58                       4.54
            Window                         Dec08 - Dec08             Nov08 - Nov08              Oct08 - Oct08
            Principal Writedown           2,011.58 (0.03%)     1,548,444.05 (23.70%)      2,389,593.93 (36.57%)
            Collateral Losses        42,148,948.85 (9.68%)     43,488,523.83 (9.98%)     44,140,674.58 (10.13%)


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

SELECTED MORTGAGE LOAN DATA
---------------------------

                       THE MORTGAGE LOANS (ALL COLLATERAL)

SCHEDULED PRINCIPAL BALANCE:                                       $435,589,435
NUMBER OF MORTGAGE LOANS:                                                 2,624
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $166,002
WEIGHTED AVERAGE GROSS COUPON:                                            7.896%
WEIGHTED AVERAGE NET COUPON:                                              7.392%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       606
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      79.05%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            350
WEIGHTED AVERAGE SEASONING (MONTHS):                                          5
WEIGHTED AVERAGE MONTHS TO ROLL:                                             20
WEIGHTED AVERAGE GROSS MARGIN:                                             6.34%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         2.33%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.22%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             14.47%

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
CURRENT PRINCIPAL BALANCE              LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
$25,001 - $50,000                          171    $7,296,705       1.68%   9.256%       577    $42,671     71.18%  73.55%     81.04%
$50,001 - $75,000                          365    22,997,910       5.28    8.906        585     63,008     76.64   70.68      86.52
$75,001 - $100,000                         362    31,848,928       7.31    8.395        587     87,980     76.55   72.96      89.60
$100,001 - $125,000                        323    36,089,977       8.29    8.344        590    111,734     78.79   70.43      92.14
$125,001 - $150,000                        283    38,802,690       8.91    8.058        595    137,112     78.66   61.19      88.33
$150,001 - $200,000                        404    70,001,302      16.07    7.881        605    173,271     78.54   53.53      90.64
$200,001 - $250,000                        238    53,335,802      12.24    7.784        601    224,100     80.85   53.79      95.28
$250,001 - $300,000                        149    41,055,151       9.43    7.680        603    275,538     79.65   48.79      92.62
$300,001 - $350,000                        117    37,890,499       8.70    7.652        618    323,850     81.33   36.93      88.70
$350,001 & Above                           212    96,270,472      22.10    7.416        629    454,106     79.52   37.07      90.39
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY CURRENT RATE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
CURRENT RATE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
6.99% & Below                              429   $99,286,736      22.79%   6.683%       636   $231,438     74.69%  50.89%     93.19%
7.00- 7.49%                                316    67,108,912      15.41    7.267        618    212,370     78.45   49.64      93.62
7.50- 7.99%                                651   111,620,532      25.63    7.752        604    171,460     80.05   51.73      92.08
8.00- 8.49%                                269    42,308,619       9.71    8.251        597    157,281     82.07   49.79      89.98
8.50- 8.99%                                440    62,260,037      14.29    8.745        583    141,500     81.50   56.53      86.96
9.00- 9.49%                                149    15,499,907       3.56    9.212        573    104,026     80.84   61.31      85.85
9.50- 9.99%                                160    17,070,022       3.92    9.723        572    106,688     81.50   57.89      83.38
10.00% & Above                             210    20,434,671       4.69   10.803        566     97,308     79.51   61.99      82.82
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
FICO                                   LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
500-519                                    209   $28,307,313       6.50%   8.831%       509   $135,442     75.67%  71.18%     98.32%
520-539                                    273    37,208,978       8.54    8.433        529    136,297     75.04   72.35      96.03
540-559                                    294    39,541,683       9.08    8.316        550    134,496     75.89   57.90      94.16
560-579                                    298    45,308,408      10.40    8.187        570    152,042     78.79   62.98      93.99
580-599                                    281    44,631,723      10.25    8.006        590    158,832     78.20   56.57      88.85
600-619                                    362    65,842,447      15.12    7.740        609    181,885     80.38   57.41      94.95
620-639                                    301    53,259,950      12.23    7.540        630    176,943     80.31   45.34      91.84
640-659                                    252    46,738,726      10.73    7.549        649    185,471     81.14   41.49      86.66
660-679                                    152    30,293,984       6.95    7.425        669    199,303     79.72   36.51      83.82
680-699                                     96    20,129,081       4.62    7.516        689    209,678     82.12   28.07      78.77
700-719                                     40     8,344,734       1.92    7.569        709    208,618     82.56   32.75      79.12
720-739                                     26     6,870,368       1.50    7.570        727    264,245     83.78   21.04      77.29
740 & Above                                 38     8,677,376       1.99    6.817        756    228,352     81.83   45.13      71.81
N/A                                          2       434,665       0.10    9.408         NA    217,332     74.84    0.00     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY ORIGINAL LTV

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
ORIGINAL LTV                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
40.00% & Below                              41    $3,717,951       0.85%   7.415%       613    $90,682     31.00%  28.17%     94.64%
40.01 - 50.00%                              63     8,013,423       1.84    7.524        595    127,197     46.23   47.47      88.91
50.01 - 60.00%                             127    19,432,102       4.46    7.292        603    153,009     56.68   38.13      93.26
60.01 - 70.00%                             338    54,841,619      12.59    7.700        588    162,253     66.92   44.29      89.08
70.01 - 80.00%                             971   157,425,301      36.14    7.905        595    162,127     77.76   52.85      87.90
80.01 - 85.00%                             484    80,075,940      18.38    8.076        597    165,446     84.57   55.77      92.03
85.01 - 90.00%                             491    91,088,771      20.91    8.033        633    185,517     89.75   55.27      92.53
90.01 - 95.00%                             108    20,887,384       4.80    7.858        648    193,402     94.68   71.90      99.23
95.01 - 100.00%                              1       106,943       0.02    6.250        584    106,943     99.30   100.00    100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY DOCUMENTATION

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
DOCUMENTATION                          LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Full                                     1,591  $229,893,958      52.78%   7.953%       593   $144,497     80.30%  100.00%    91.38%
Stated                                     900   176,518,774      40.52    7.879        620    196,132     77.13    0.00      89.79
Alt/Limited                                133    29,176,704       6.70    7.551        620    219,374     80.73    0.00      89.91
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY LOAN PURPOSE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
LOAN PURPOSE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Cashout Refi                             1,452  $240,794,446      55.28%   7.852%       600   $165,836     76.69%  50.53%     92.62%
Purchase                                   556    88,622,302      20.35    8.192        627    159,393     84.23   49.68      81.06
Rate/Term Refi                             396    61,338,924      14.08    7.829        605    154,896     79.65   58.26      93.30
Debt Consolidation                         220    44,833,763      10.29    7.640        594    203,790     80.65   63.45      95.25
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
OCCUPANCY STATUS                       LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Owner                                    2,351  $394,803,300      90.64%   7.861%       602   $167,930     79.16%  53.21%    100.00%
Non-Owner                                  264    39,478,072       9.06    8.224        640    149,538     78.04   49.23       0.00
Second Home                                  9     1,308,064       0.30    8.760        630    145,340     75.07   29.40       0.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY PROPERTY TYPE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PROPERTY TYPE                          LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Single Family                            2,047  $324,668,091      74.54%   7.914%       602   $158,607     78.70%  53.49%     93.61%
2-4 Family                                 230    48,674,541      11.17    7.776        635    211,628     79.35   47.99      68.11
PUD                                        239    46,257,496      10.62    7.909        601    193,546     80.55   50.74      92.92
Condo                                      108    15,989,306       3.67    7.869        614    148,049     80.95   58.86      92.27
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                              DISTRIBUTION BY STATE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
STATE                                  LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
California-South                           428   $96,344,223      22.12%   7.507%       614   $225,103     78.76%  52.03%     89.65%
California-North                           262    65,576,058      15.05    7.445        615    250,290     77.92   48.59      86.38
Florida                                    237    28,938,817       6.64    8.168        592    122,105     78.99   51.85      92.84
New York                                   102    24,473,818       5.62    7.522        623    239,939     77.60   42.39      96.43
Illinois                                   132    23,174,402       5.32    8.192        615    175,564     82.13   47.20      90.28
New Jersey                                 100    22,258,361       5.11    7.565        606    222,584     76.82   50.80      96.31
Texas                                      212    20,525,631       4.71    8.761        583     96,819     75.60   54.22      92.90
Michigan                                   117    14,296,183       3.28    8.161        612    122,190     80.75   56.86      94.23
Arizona                                     91    13,135,950       3.02    8.029        600    144,351     80.62   61.99      78.60
Colorado                                    66    12,355,640       2.84    7.824        588    187,207     79.22   58.50      93.88
Massachusetts                               49    10,839,506       2.49    7.624        611    221,214     75.62   43.18      90.59
Others                                     828   103,670,846      23.80    8.374        595    125,206     80.77   58.81      91.32
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            DISTRIBUTION BY ZIP CODE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
ZIP CODE                               LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
80207                                        6    $1,609,723       0.37%   6.819%       607   $268,287     71.36%  86.85%     85.79%
94605                                        4     1,537,998       0.35    7.062        635    384,500     81.93   45.88      78.27
94112                                        3     1,479,009       0.34    7.137        673    493,003     83.00   45.46      73.93
92592                                        5     1,381,928       0.32    8.309        570    276,386     78.42   80.34      80.34
90016                                        7     1,310,845       0.30    7.992        664    187,264     77.15   65.75      65.74
91977                                        4     1,214,856       0.28    7.773        606    303,714     78.80   31.79      68.21
94533                                        4     1,195,268       0.27    8.317        588    298,817     86.61   93.06      93.06
94941                                        2     1,189,262       0.27    7.688        575    594,631     69.81    0.00     100.00
60639                                        5     1,173,087       0.27    8.795        638    234,617     82.47   13.68     100.00
94804                                        6     1,169,231       0.27    8.299        642    194,872     77.53   44.49      15.34
Others                                   2,578   422,328,227      96.96    7.900        605    163,820     79.06   52.79      91.08
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
REMAINING MONTHS TO MATURITY           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
0 - 180                                    113   $10,522,316       2.42%   7.859%       611    $93,118     68.95%  57.58%     94.92%
181 - 240                                   36     3,544,615       0.81    8.116        616     98,462     73.09   30.82      90.14
241 - 360                                2,475   421,522,505      96.77    7.895        606    170,312     79.35   52.84      90.53
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                        DISTRIBUTION BY AMORTIZATION TYPE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
AMORTIZATION TYPE                      LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
2/28 LIBOR ARM                           1,417  $240,956,855      55.32%   8.076%       596   $170,047     81.34%  55.40%     89.50%
Fixed Rate                               1,113   172,355,853      39.57    7.707        618    154,857     75.64   49.07      91.83
3/27 LIBOR ARM                              89    20,816,601       4.78    7.486        607    233,894     80.32   50.51      93.30
Fixed Balloon                                4     1,310,127       0.30    6.569        710    327,532     87.17   100.00    100.00
1 Mo. LIBOR IO                               1       150,000       0.03    5.320        749    150,000     62.76    0.00     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY PERIODIC CAP

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PERIODIC CAP                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
1.00%                                      757  $145,702,966      33.45%   7.965%       604   $192,474     81.64%  52.56%     86.19%
1.50%                                      749   116,070,490      26.65    8.109        589    154,967     80.78   58.10      94.34
3.00%                                        1       150,000       0.03    5.320        749    150,000     62.76    0.00     100.00
N/A                                      1,117   173,665,980      39.87    7.698        618    155,475     75.73   49.45      91.89
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
MONTHS TO RATE RESET                   LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
0-12                                        13    $1,507,201       0.35%   9.470%       576   $115,939     77.94%  82.00%     93.88%
13-24                                    1,406   240,149,353      55.13    8.068        597    170,803     81.33   55.30      89.50
25-36                                       88    20,266,902       4.65    7.445        607    230,306     80.51   49.17      93.12
N/A                                      1,117   173,665,980      39.87    7.698        618    155,475     75.73   49.45      91.89
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                        DISTRIBUTION BY LIFE MAXIMUM RATE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
LIFE MAXIMUM RATE                      LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
12.99% & Below                             125   $36,186,065       8.31%   6.624%       632   $289,489     79.07%  53.86%     88.43%
13.00%-13.49%                               99    25,098,370       5.76    7.222        607    253,519     79.46   48.18      91.85
13.50-13.99%                               218    43,308,542       9.94    7.487        610    198,663     82.05   51.63      93.76
14.00-14.49%                               151    29,588,777       6.79    7.871        595    195,952     81.44   52.96      95.03
14.50-14.99%                               324    54,329,592      12.47    8.152        592    167,684     81.88   55.96      88.21
15.00-15.49%                               137    18,328,848       4.21    8.528        593    133,787     82.68   56.23      83.53
15.50-15.99%                               228    31,322,072       7.19    8.956        573    137,378     82.45   58.82      89.99
16.00-16.99%                               133    14,929,105       3.43    9.827        569    112,249     83.08   59.82      84.00
17.00% & Above                              92     8,832,086       2.03   11.102        545     96,001     76.50   71.73      84.76
N/A                                      1,117   173,665,980      39.87    7.698        618    155,475     75.73   49.45      91.89
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                             DISTRIBUTION BY MARGIN

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
MARGIN                                 LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
5.99% & Below                               71   $17,412,246       4.00%   6.982%       634   $245,243     77.63%  56.81%     92.18%
6.00- 6.49%                                916   166,063,066      38.12    7.812        603    181,292     81.63   51.78      91.07
6.50- 6.99%                                383    59,697,867      13.71    8.485        583    155,869     82.29   60.24      86.23
7.00% & Above                              137    18,750,277       4.30    9.451        557    136,863     77.92   64.89      87.80
N/A                                      1,117   173,665,980      39.87    7.698        618    155,475     75.73   49.45      91.89
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    2,624  $435,589,435     100.00%   7.896%       606   $166,002     79.05%  52.78%     90.64%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   THE GROUP I ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                       $192,893,803
NUMBER OF MORTGAGE LOANS:                                                 1,345
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $143,415
WEIGHTED AVERAGE GROSS COUPON:                                            8.210%
WEIGHTED AVERAGE NET COUPON:                                              7.706%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       592
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      81.24%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            355
WEIGHTED AVERAGE SEASONING (MONTHS):                                          5
WEIGHTED AVERAGE MONTHS TO ROLL:                                             19
WEIGHTED AVERAGE GROSS MARGIN:                                             6.40%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         2.27%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.24%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             14.70%

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
CURRENT PRINCIPAL BALANCE              LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
$25,001 - $50,000                           74    $3,214,928       1.67%   9.409%       571    $43,445     75.82%  82.85%     80.44%
$50,001 - $75,000                          180    11,432,927       5.93    9.179        579     63,516     78.88   74.29      83.07
$75,001 - $100,000                         203    17,916,135       9.29    8.638        580     88,257     79.64   76.02      86.92
$100,001 - $125,000                        200    22,334,730      11.58    8.559        582    111,674     82.19   75.60      93.15
$125,001 - $150,000                        173    23,707,127      12.29    8.235        590    137,035     80.25   65.99      85.61
$150,001 - $200,000                        231    40,116,349      20.80    8.098        593    173,664     81.41   60.07      91.57
$200,001 - $250,000                        144    32,298,274      16.74    7.895        592    224,294     82.64   53.33      95.04
$250,001 - $300,000                         93    25,664,252      13.30    7.873        591    275,960     81.43   56.74      91.43
$300,001 - $350,000                         34    10,562,568       5.48    7.744        615    310,664     82.87   35.53      87.56
$350,001 & Above                            13     5,646,514       2.93    7.723        662    434,347     81.48   34.88      37.16
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY CURRENT RATE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
CURRENT RATE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
6.99% & Below                              140   $26,533,308      13.76%   6.701%       621   $189,524     77.41%  62.13%     89.23%
7.00- 7.49%                                129    23,585,161      12.23    7.302        603    182,831     79.54   58.97      92.56
7.50- 7.99%                                315    48,319,775      25.05    7.762        593    153,396     81.65   58.86      92.53
8.00- 8.49%                                157    22,391,967      11.61    8.266        591    142,624     83.06   61.13      89.07
8.50- 8.99%                                282    38,465,253      19.94    8.753        582    136,402     83.07   62.87      86.72
9.00- 9.49%                                 93    10,243,939       5.31    9.217        577    110,150     82.03   61.51      85.58
9.50- 9.99%                                 89    10,301,771       5.34    9.726        578    115,750     83.47   63.04      80.53
10.00% & Above                             140    13,052,628       6.77   10.892        562     93,233     79.73   72.09      79.83
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
FICO                                   LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
500-519                                    125   $16,230,607       8.41%   8.891%       509   $129,845     77.42%  78.10%     97.67%
520-539                                    175    23,001,411      11.92    8.527        529    131,437     76.72   78.61      94.02
540-559                                    179    22,481,530      11.65    8.516        549    125,595     78.30   65.66      94.92
560-579                                    168    23,903,691      12.39    8.278        570    142,284     80.18   67.88      91.97
580-599                                    160    21,990,601      11.40    8.307        589    137,441     80.76   61.52      85.18
600-619                                    178    27,212,072      14.11    7.969        609    152,877     84.96   62.07      93.17
620-639                                    140    21,045,267      10.91    7.802        630    150,323     82.87   55.21      89.32
640-659                                    102    17,061,616       8.85    7.668        650    167,271     84.26   41.39      83.39
660-679                                     46     7,056,868       3.66    8.196        668    153,410     85.68   43.13      79.66
680-699                                     34     6,179,513       3.20    7.728        688    181,750     86.73   30.69      72.66
700-719                                     15     2,653,522       1.38    8.048        706    176,901     84.07   37.25      47.09
720-739                                     10     2,046,905       1.06    8.693        728    204,691     88.06   34.89      46.73
740 & Above                                 13     2,030,201       1.05    7.188        749    156,169     78.54   70.25      37.80
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY ORIGINAL LTV

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
ORIGINAL LTV                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
40.00% & Below                              10      $857,177       0.44%   7.485%       650    $85,718     28.14%  30.55%     88.38%
40.01 - 50.00%                              13     1,578,548       0.82    7.570        569    121,427     46.07   53.69      86.00
50.01 - 60.00%                              43     5,881,377       3.05    7.609        578    136,776     56.50   37.22      91.05
60.01 - 70.00%                             134    17,422,128       9.03    8.307        564    130,016     67.21   59.73      81.23
70.01 - 80.00%                             486    68,811,272      35.67    8.143        577    141,587     78.18   61.78      86.12
80.01 - 85.00%                             279    39,048,329      20.24    8.291        581    139,958     84.65   62.14      92.77
85.01 - 90.00%                             303    46,645,240      24.18    8.352        621    153,945     89.75   62.21      88.42
90.01 - 95.00%                              76    12,542,789       6.50    8.091        640    165,037     94.76   74.20     100.00
95.01 - 100.00%                              1       106,943       0.06    6.250        584    106,943     99.30   100.00    100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY DOCUMENTATION

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
DOCUMENTATION                          LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Full                                       903  $118,913,418      61.65%   8.252%       582   $131,687     81.92%  100.00%    90.19%
Stated                                     375    62,027,266      32.16    8.169        609    165,406     79.69    0.00      87.66
Alt/Limited                                 67    11,953,119       6.20    8.004        601    178,405     82.58    0.00      78.40
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY LOAN PURPOSE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
LOAN PURPOSE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Cashout Refi                               640   $93,497,474      48.47%   8.131%       583   $146,090     79.10%  60.39%     91.18%
Purchase                                   393    52,958,241      27.45    8.471        617    134,754     84.95   55.84      79.97
Rate/Term Refi                             167    23,438,175      12.15    8.195        581    140,348     80.94   64.06      93.00
Debt Consolidation                         145    22,999,912      11.92    7.945        581    158,620     81.73   77.67      93.92
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
OCCUPANCY STATUS                       LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Owner                                    1,186  $170,999,690      88.65%   8.174%       587   $144,182     81.48%  62.72%    100.00%
Non-Owner                                  153    21,158,251      10.97    8.488        632    138,289     79.55   54.14       0.00
Second Home                                  6       735,862       0.38    8.595        624    122,644     74.52   27.84       0.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY PROPERTY TYPE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PROPERTY TYPE                          LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Single Family                            1,029  $138,223,498      71.66%   8.255%       584   $134,328     80.80%  63.76%     92.58%
2-4 Family                                 121    23,292,598      12.08    8.043        630    192,501     81.29   53.02      57.48
PUD                                        129    22,044,929      11.43    8.182        591    170,891     82.85   56.34      93.36
Condo                                       66     9,332,778       4.84    8.024        609    141,406     83.88   64.43      97.08
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                              DISTRIBUTION BY STATE

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
STATE                                  LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
California-South                           177   $34,566,343      17.92%   7.770%       599   $195,290     80.99%  64.30%     90.53%
California-North                           116    22,530,488      11.68    7.778        590    194,228     77.70   55.22      81.66
Illinois                                   100    16,347,586       8.47    8.328        609    163,476     83.71   54.15      86.89
Florida                                    123    14,143,795       7.33    8.451        585    114,990     81.87   61.48      88.28
Arizona                                     66     8,668,504       4.49    8.158        594    131,341     82.83   72.08      85.51
Michigan                                    71     7,888,192       4.09    8.458        601    111,101     82.75   66.42      91.77
Texas                                       77     7,840,149       4.06    9.156        577    101,820     78.53   57.41      87.12
Colorado                                    49     7,818,752       4.05    8.103        576    159,566     81.98   62.80      96.36
New Jersey                                  38     6,921,718       3.59    7.819        580    182,150     80.58   57.25      97.99
Massachusetts                               29     5,922,582       3.07    7.770        595    204,227     77.27   45.56      90.08
Washington                                  32     4,733,043       2.45    8.226        589    147,908     82.41   74.42      81.98
Others                                     467    55,512,651      28.78    8.512        588    118,871     82.17   64.16      89.36
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            DISTRIBUTION BY ZIP CODE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
ZIP CODE                               LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
92592                                        4    $1,174,088       0.61%   8.432%       571   $293,522     78.15%  76.86%     76.86%
60639                                        5     1,173,087       0.61    8.795        638    234,617     82.47   13.68     100.00
94401                                        2     1,163,034       0.60    6.865        659    581,517     74.96    0.00       0.00
90044                                        5       798,935       0.41    7.001        594    159,787     87.11   79.26      75.11
60544                                        3       700,661       0.36    8.155        583    233,554     86.02   68.75     100.00
92882                                        4       669,395       0.35    8.237        540    167,349     71.48   81.55     100.00
90638                                        3       660,179       0.34    7.293        606    220,060     80.73   66.56     100.00
90660                                        3       650,082       0.34    8.032        599    216,694     90.33   67.58     100.00
91331                                        3       627,433       0.33    8.015        619    209,144     87.01   66.38     100.00
91977                                        2       624,492       0.32    7.490        666    312,246     83.82   61.84      38.16
Others                                   1,311   184,652,417      95.73    8.226        591    140,849     81.23   62.01      89.24
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          REMAINING MONTHS TO MATURITY

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
REMAINING MONTHS TO MATURITY           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
241 - 360                                1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY PRODUCT TYPE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PRODUCT TYPE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
2/28 LIBOR ARM                           1,277  $181,583,990      94.14%   8.228%       592   $142,196     81.36%  61.91%     88.71%
3/27 LIBOR ARM                              67    11,159,813       5.79    7.948        585    166,564     79.66   58.18      87.51
1 Mo. LIBOR IO                               1       150,000       0.08    5.320        749    150,000     62.76    0.00     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY PERIODIC CAP

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PERIODIC CAP                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
1.00%                                      651   $99,369,481      51.52%   8.218%       600   $152,641     81.56%  60.09%     83.36%
1.50%                                      693    93,374,322      48.41    8.206        583    134,739     80.94   63.40      94.26
3.00%                                        1       150,000       0.08    5.320        749    150,000     62.76    0.00     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
MONTHS TO RATE RESET                   LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
0-12                                        13    $1,507,201       0.78%   9.470%       576   $115,939     77.94%  82.00%     93.88%
13-24                                    1,265   180,226,789      93.43    8.216        592    142,472     81.37   61.69      88.68
25-36                                       67    11,159,813       5.79    7.948        585    166,564     79.66   58.18      87.51
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                        DISTRIBUTION BY LIFE MAXIMUM RATE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
LIFE MAXIMUM RATE                      LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
12.99% & Below                              80   $15,727,970       8.15%   6.689%       625   $196,600     77.23%  62.21%     81.83%
13.00-13.49%                                80    16,369,222       8.49    7.200        603    204,615     78.12   62.14      89.76
13.50-13.99%                               188    31,514,366      16.34    7.500        606    167,630     80.96   57.61      92.65
14.00-14.49%                               130    20,380,074      10.57    7.845        597    156,770     82.20   62.04      92.78
14.50-14.99%                               297    43,305,232      22.45    8.155        590    145,809     82.39   59.46      89.02
15.00-15.49%                               130    15,726,968       8.15    8.526        591    120,977     82.38   58.57      85.55
15.50-15.99%                               219    27,712,449      14.37    8.990        574    126,541     82.75   64.70      88.68
16.00-16.99%                               131    14,156,708       7.34    9.807        570    108,066     83.43   63.00      85.41
17.00% & Above                              90     8,000,814       4.15   11.139        547     88,898     76.71   79.19      83.18
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                             DISTRIBUTION BY MARGIN

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
MARGIN                                 LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
5.99% & Below                               54    $8,825,189       4.58%   7.289%       629   $163,429     76.42%  72.52%     84.58%
6.00- 6.49%                                802   118,033,547      61.19    7.959        597    147,174     81.43   58.39      90.55
6.50- 6.99%                                359    50,335,213      26.09    8.543        584    140,210     82.62   64.62      85.26
7.00% & Above                              130    15,699,855       8.14    9.550        554    120,768     78.17   70.49      87.48
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                    1,345  $192,893,803     100.00%   8.210%       592   $143,415     81.24%  61.65%     88.65%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      THE GROUP I FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $34,730,472
NUMBER OF MORTGAGE LOANS:                                                   197
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $176,297
WEIGHTED AVERAGE GROSS COUPON:                                            6.902%
WEIGHTED AVERAGE NET COUPON:                                              6.398%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       632
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      69.52%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            341
WEIGHTED AVERAGE SEASONING (MONTHS):                                          3

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
CURRENT PRINCIPAL BALANCE              LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
$25,001 - $50,000                            2       $89,275       0.26%   7.057%       565    $44,638     45.68%  44.33%    100.00%
$50,001 - $75,000                           11       688,521       1.98    6.847        663     62,593     56.93   57.69     100.00
$75,001 - $100,000                          25     2,239,412       6.45    6.833        614     89,576     59.67   71.28      95.54
$100,001 - $125,000                         22     2,512,755       7.24    6.877        638    114,216     59.24   58.69      95.99
$125,001 - $150,000                         21     2,940,834       8.47    6.942        599    140,040     67.12   57.15      86.03
$150,001 - $200,000                         49     8,727,104      25.13    6.971        642    178,104     72.32   39.36      79.85
$200,001 - $250,000                         34     7,588,546      21.85    6.897        638    223,193     74.48   64.06      93.90
$250,001 - $300,000                         25     6,870,744      19.78    6.853        637    274,830     70.92   42.85      91.82
$300,001 - $350,000                          4     1,323,005       3.81    6.859        625    330,751     69.41   24.15     100.00
$350,001 & Above                             4     1,750,274       5.04    6.868        613    437,569     66.13   34.96      43.86
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%  49.99%     87.39%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY CURRENT RATE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
CURRENT RATE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
6.99% & Below                              133   $23,304,771      67.10%   6.679%       638   $175,224     67.08%  48.11%     90.32%
7.00- 7.49%                                 34     6,532,183      18.81    7.250        620    192,123     75.01   60.12      83.91
7.50- 7.99%                                 30     4,893,518      14.09    7.500        621    163,117     73.78   45.40      78.12
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%  49.99%     87.39%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
FICO                                   LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
500-519                                      4      $481,901       1.39%   7.123%       508   $120,475     48.13%  100.00%   100.00%
520-539                                      7     1,076,934       3.10    7.136        528    153,848     57.91    42.05    100.00
540-559                                     17     3,231,647       9.30    7.057        553    190,097     70.46    57.58     83.95
560-579                                     10     1,259,386       3.63    7.067        574    125,939     65.52   100.00    100.00
580-599                                     15     2,859,675       8.23    6.862        591    190,645     70.43    48.02    100.00
600-619                                     21     3,592,345      10.34    6.930        609    171,064     69.09    62.93     92.22
620-639                                     29     5,311,007      15.29    6.730        630    183,138     66.47    41.82     88.33
640-659                                     35     6,590,006      18.97    6.913        649    188,286     73.61    63.14     86.97
660-679                                     35     6,852,742      19.73    6.851        670    195,793     72.14    29.24     78.70
680-699                                      7       854,194       2.46    7.046        687    122,028     60.10    19.14     79.75
700-719                                      3       413,357       1.19    7.234        706    137,786     76.23    59.63    100.00
720-739                                      6       704,600       2.03    6.744        731    117,433     65.42    26.19    100.00
740 & Above                                  8     1,502,678       4.33    6.892        767    187,835     71.55    45.97     68.80
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   ------  --------
TOTAL                                      197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%   49.99%    87.39%
====================================  ========  ============  =========   ======   ========  =========  ========   ======  ========

                          DISTRIBUTION BY DOCUMENTATION

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
DOCUMENTATION                          LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   ------  --------
Full                                       104   $17,360,031      49.99%   6.898%       622   $166,923     73.24%  100.00%    89.30%
Stated                                      83    15,391,510      44.32    6.937        648    185,440     66.60     0.00     84.49
Alt/Limited                                 10     1,978,932       5.70    6.659        602    197,893     59.54     0.00     93.28
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   ------  --------
TOTAL                                      197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%   49.99%    87.39%
====================================  ========  ============  =========   ======   ========  =========  ========   ======  ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
LOAN PURPOSE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Cashout Refi                               132   $22,717,492      65.41%   6.875%       635   $172,102     66.78%  46.39%     88.46%
Rate/Term Refi                              37     6,961,939      20.05    6.953        626    188,161     77.45   64.39      88.63
Purchase                                    18     3,347,479       9.64    7.017        652    185,971     73.29   34.53      71.16
Debt Consolidation                          10     1,703,562       4.91    6.822        584    170,356     66.17   69.39     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%  49.99%     87.39%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
OCCUPANCY STATUS                       LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Owner                                      176   $30,352,599      87.39%   6.878%       629   $172,458     69.23%  51.08%    100.00%
Non-Owner                                   20     4,198,157      12.09    7.083        655    209,908     71.58   39.95       0.00
Second Home                                  1       179,716       0.52    6.740        665    179,716     69.18   100.00      0.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%  49.99%     87.39%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY PROPERTY TYPE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PROPERTY TYPE                          LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Single Family                              147   $24,285,102      69.92%   6.915%       628   $165,205     68.52%  46.75%     90.75%
2-4 Family                                  24     5,840,607      16.82    6.913        647    243,359     72.24   50.64      70.47
PUD                                         16     3,340,982       9.62    6.795        644    208,811     70.89   62.13      94.69
Condo                                       10     1,263,780       3.64    6.886        624    126,378     72.36   77.01      81.75
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%  49.99%     87.39%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                              DISTRIBUTION BY STATE

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
STATE                                  LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
California-South                           103   $18,231,765      52.50%   7.079%       633   $177,007     70.70%  47.06%     83.30%
California-North                            38     6,659,760      19.18    6.903        617    175,257     69.57   58.00      89.17
New York                                    18     3,603,119      10.37    6.590        648    200,173     68.82   38.54     100.00
New Jersey                                   6     1,386,159       3.99    6.557        650    231,027     70.66   69.93      55.85
Florida                                      6       687,951       1.98    6.628        605    114,659     60.22   44.73     100.00
Hawaii                                       2       525,873       1.51    6.497        619    262,936     35.97   32.30     100.00
Colorado                                     3       514,745       1.48    6.651        650    171,582     70.78   66.57     100.00
Massachusetts                                2       498,093       1.43    6.500        673    249,046     75.74   55.11     100.00
Texas                                        4       433,225       1.25    6.550        653    108,306     75.19   87.45     100.00
Michigan                                     3       367,986       1.06    6.538        639    122,662     64.81   50.54     100.00
Illinois                                     3       337,027       0.97    6.500        654    112,342     69.91   40.77     100.00
Others                                       9     1,484,770       4.28    6.572        627    164,974     68.49   51.41     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%  49.99%     87.39%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                            DISTRIBUTION BY ZIP CODE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
ZIP CODE                               LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   ------  --------
07030                                        1      $611,933       1.76%   6.375%       645   $611,933     72.06%  100.00%     0.00%
90016                                        2       565,994       1.63    7.359        636    282,997     81.77   100.00    100.00
91913                                        2       533,780       1.54    7.353        606    266,890     78.22    41.08    100.00
90650                                        3       529,388       1.52    7.059        592    176,463     77.32    60.78    100.00
92114                                        3       501,574       1.44    6.864        633    167,191     68.73    28.84     28.84
92336                                        3       452,649       1.30    7.002        676    150,883     78.66    65.60    100.00
94589                                        2       417,476       1.20    6.990        606    208,738     87.95   100.00    100.00
92804                                        1       411,618       1.19    7.350        596    411,618     85.00     0.00    100.00
94601                                        2       411,296       1.18    6.806        689    205,648     67.84    56.31    100.00
90606                                        2       394,340       1.14    7.363        659    197,170     78.23    54.84      0.00
Others                                     176    29,900,425      86.09    6.880        632    169,889     68.25    47.94     89.92
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   ------  --------
TOTAL                                      197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%   49.99%    87.39%
====================================  ========  ============  =========   ======   ========  =========  ========   ======  ========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
REMAINING MONTHS TO MATURITY           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
0 - 180                                     20    $2,586,673       7.45%   6.979%       626   $129,334     63.39%  41.13%     93.31%
181 - 240                                    5       733,598       2.11    6.932        638    146,720     61.55   41.15      63.16
241 - 360                                  172    31,410,202      90.44    6.895        633    182,617     70.21   50.92      87.47
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%  49.99%     87.39%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY PRODUCT TYPE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PRODUCT TYPE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Fixed Rate                                 197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%  49.99      87.39%
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      197   $34,730,472     100.00%   6.902%       632   $176,297     69.52%  49.99%     87.39%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   THE GROUP II ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $69,029,653
NUMBER OF MORTGAGE LOANS:                                                   162
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $426,109
WEIGHTED AVERAGE GROSS COUPON:                                            7.518%
WEIGHTED AVERAGE NET COUPON:                                              7.014%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       613
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      81.26%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            355
WEIGHTED AVERAGE SEASONING (MONTHS):                                          5
WEIGHTED AVERAGE MONTHS TO ROLL:                                             21
WEIGHTED AVERAGE GROSS MARGIN:                                             6.18%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         2.51%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.16%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             13.84%

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
CURRENT PRINCIPAL BALANCE              LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
$75,001 - $100,000                           1       $78,892       0.11%   8.990%       716    $78,892     90.00%   0.00%    100.00%
$300,001 - $350,000                         40    13,337,078      19.32    7.617        608    333,427     81.61   40.21      89.95
$350,001 & Above                           121    55,613,683      80.56    7.492        614    459,617     81.17   35.49      93.77
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY CURRENT RATE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
CURRENT RATE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
6.99% & Below                               56   $24,748,556      35.85%   6.613%       638   $441,939     80.86%  45.48%     94.62%
7.00- 7.49%                                 27    11,685,199      16.93    7.290        613    432,785     81.43   23.80      96.84
7.50- 7.99%                                 36    14,523,854      21.04    7.757        607    403,440     82.99   42.38      94.16
8.00- 8.49%                                 17     7,876,150      11.41    8.283        589    463,303     81.21   33.21      90.51
8.50- 8.99%                                 20     7,930,550      11.49    8.732        584    396,528     80.23   24.79      85.05
9.00% & Above                                6     2,265,343       3.28   10.143        550    377,557     77.55   14.43      85.74
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                       NUMBER    AGGREGATE     PCT OF                                               PCT
                                         OF      PRINCIPAL    MORT POOL            WEIGHTED   AVERAGE   WEIGHTED   FULL      PCT
                                      MORTGAGE    BALANCE      BY AGG     GROSS      AVG     PRINCIPAL    ORIG      DOC     OWNER
FICO                                   LOANS    OUTSTANDING   PRIN BAL    COUPON     FICO     BALANCE     LTV      LOAN    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
500-519                                      7    $3,045,055       4.41%   8.933%       508   $435,008     68.74%  34.81%    100.00%
520-539                                      8     3,607,414       5.23    7.585        530    450,927     76.70   53.91     100.00
540-559                                      8     3,305,548       4.79    8.141        551    413,194     78.36   22.72      89.94
560-579                                     21     9,127,749      13.22    7.916        570    434,655     79.91   41.71      96.32
580-599                                     17     6,586,002       9.54    7.497        590    387,412     77.92   52.29      88.85
600-619                                     29    13,192,043      19.11    7.494        609    454,898     81.85   55.22      97.55
620-639                                     23    10,046,074      14.55    7.292        629    436,786     82.95   28.70      95.40
640-659                                     18     7,471,944      10.82    7.515        649    415,108     84.50    4.80      89.29
660-679                                     10     4,570,669       6.62    6.661        666    457,067     82.41   32.11      77.71
680-699                                     11     4,356,424       6.31    7.009        689    396,039     84.38   48.19      81.70
700-719                                      3       739,809       1.07    7.209        715    246,603     90.00    0.00     100.00
720-739                                      3     1,434,194       2.08    7.201        729    478,065     89.95    0.00     100.00
740 & Above                                  3     1,212,014       1.76    6.438        760    404,005     90.00    0.00     100.00
N/A                                          1       334,714       0.48    9.380     N/A       334,714     85.00    0.00     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY ORIGINAL LTV

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
ORIGINAL LTV                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
50.01 - 60.00%                               4    $1,586,734       2.30%   7.579%       593   $396,684     57.85%   0.00%    100.00%
60.01 - 70.00%                              16     7,710,099      11.17    7.256        578    481,881     67.18   46.63      91.17
70.01 - 80.00%                              57    25,572,502      37.05    7.569        599    448,640     77.31   33.44      89.57
80.01 - 85.00%                              30    12,630,359      18.30    7.787        609    421,012     84.45   26.61      94.19
85.01 - 90.00%                              43    17,023,979      24.66    7.417        642    395,906     89.81   40.70      95.76
90.01 - 95.00%                              12     4,505,980       6.53    7.278        657    375,498     94.81   59.11     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY DOCUMENTATION

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
DOCUMENTATION                          LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Stated                                      82   $34,614,828      50.14%   7.783%       613   $422,132     79.85%   0.00%     92.05%
Full                                        58    25,100,734      36.36    7.328        601    432,771     82.22   100.00     91.82
Alt/Limited                                 22     9,314,090      13.49    7.044        647    423,368     83.92    0.00     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
LOAN PURPOSE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Cashout Refi                                84   $35,884,631      51.98%   7.579%       609   $427,198     78.42%  36.50%     93.56%
Purchase                                    43    17,404,460      25.21    7.660        629    404,755     85.43   39.56      85.68
Debt Consolidation                          24    11,265,224      16.32    7.223        600    469,384     83.26   30.50     100.00
Rate/Term Refi                              11     4,475,338       6.48    7.218        616    406,849     82.83   37.56     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
OCCUPANCY STATUS                       LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Owner                                      150   $64,225,276      93.04%   7.486%       611   $428,169     81.39%  35.89%    100.00%
Non-Owner                                   11     4,481,377       6.49    7.768        636    407,398     79.15   45.80       0.00
Second Home                                  1       323,000       0.47   10.500        618    323,000     85.00    0.00       0.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY PROPERTY TYPE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PROPERTY TYPE                          LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Single Family                              135   $57,690,824      83.57%   7.510%       614   $427,339     81.00%  37.21%     93.64%
PUD                                         19     7,570,166      10.97    7.466        601    398,430     83.94   35.14      95.40
Condo                                        6     2,857,548       4.14    7.712        611    476,258     79.18   33.99      88.70
2-4 Family                                   2       911,115       1.32    7.813        644    455,558     82.29    0.00      49.24
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                              DISTRIBUTION BY STATE

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
STATE                                  LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
California-North                            59   $24,214,801      35.08%   7.346%       623   $410,420     82.78%  37.00%     89.00%
California-South                            45    20,342,768      29.47    7.318        611    452,062     82.27   40.70      98.18
Arizona                                      6     2,766,819       4.01    7.773        623    461,137     77.57   23.47      47.61
Illinois                                     6     2,663,669       3.86    7.649        603    443,945     73.56   13.96     100.00
New Jersey                                   6     2,433,333       3.53    7.624        596    405,556     81.49   67.00     100.00
Colorado                                     5     2,369,926       3.43    7.600        601    473,985     75.60   51.07      86.37
Michigan                                     4     1,631,260       2.36    7.813        630    407,815     80.13   24.26     100.00
Florida                                      4     1,583,740       2.29    7.497        603    395,935     82.19   26.84     100.00
Texas                                        4     1,488,717       2.16    8.247        558    372,179     70.96   64.29     100.00
Virginia                                     3     1,305,965       1.89    8.033        609    435,322     89.51   37.73     100.00
Connecticut                                  3     1,229,658       1.78    7.489        616    409,886     88.31   29.31     100.00
Others                                      17     6,998,996      10.14    8.170        603    411,706     78.76   19.58     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                            DISTRIBUTION BY ZIP CODE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
ZIP CODE                               LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   ------  --------
94112                                        3    $1,479,009       2.14%   7.137%       673   $493,003     83.00%   45.46%    73.93%
94941                                        2     1,189,262       1.72    7.688        575    594,631     69.81     0.00    100.00
95008                                        2       944,638       1.37    7.612        622    472,319     85.21    51.05     51.05
94533                                        2       937,479       1.36    8.501        573    468,740     89.86   100.00    100.00
80207                                        1       839,201       1.22    6.240        614    839,201     70.00   100.00    100.00
94605                                        2       832,310       1.21    6.870        643    416,155     90.00     0.00    100.00
94014                                        2       826,006       1.20    7.228        665    413,003     85.32     0.00    100.00
86325                                        2       800,000       1.16    8.740        655    400,000     80.00     0.00      0.00
90024                                        1       779,828       1.13    6.750        643    779,828     70.00     0.00    100.00
95118                                        2       772,271       1.12    6.924        568    386,135     79.05    46.09    100.00
Others                                     143    59,629,649      86.38    7.539        611    416,991     81.42    36.58     94.71
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   ------  --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%   36.36%    93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   ======  ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
REMAINING MONTHS TO MATURITY           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
241 - 360                                  162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.00%
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY PRODUCT TYPE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PRODUCT TYPE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
2/28 LIBOR ARM                             140   $59,372,865      86.01%   7.610%       610   $424,092     81.29%  35.50%     91.91%
3/27 LIBOR ARM                              22     9,656,788      13.99    6.952        633    438,945     81.10   41.65     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY PERIODIC CAP

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PERIODIC CAP                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
1.00%                                      106   $46,333,485      67.12%   7.423%       613   $437,108     81.81%  36.40%     92.24%
1.50%                                       56    22,696,167      32.88    7.711        613    405,289     80.14   36.29      94.67
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
MONTHS TO RATE RESET                   LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
13-24                                      141   $59,922,564      86.81%   7.623%       610   $424,983     81.22%  36.09%     91.98%
25-36                                       21     9,107,089      13.19    6.829        634    433,671     81.57   38.13     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                        DISTRIBUTION BY LIFE MAXIMUM RATE

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
LIFE MAXIMUM RATE                      LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
12.99% & Below                              45   $20,458,094      29.64%   6.574%       637   $454,624     80.48%  47.45%     93.50%
13.00-13.49%                                19     8,729,149      12.65    7.265        616    459,429     81.99   21.99      95.77
13.50-13.99%                                30    11,794,176      17.09    7.450        619    393,139     84.96   35.67      96.72
14.00-14.49%                                21     9,208,703      13.34    7.929        592    438,510     79.76   32.85     100.00
14.50-14.99%                                27    11,024,360      15.97    8.142        602    408,310     79.88   42.21      85.05
15.00% & Above                              20     7,815,171      11.32    9.009        577    390,759     80.66   20.32      86.30
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             DISTRIBUTION BY MARGIN

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
MARGIN                                 LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
5.99% & Below                               17    $8,587,058      12.44%   6.666%       638   $505,121     78.87%  40.66%    100.00%
6.00- 6.49%                                114    48,029,519      69.58    7.452        617    421,312     82.12   35.56      92.34
6.50- 6.99%                                 24     9,362,653      13.56    8.175        580    390,111     80.55   36.66      91.46
7.00% & Above                                7     3,050,422       4.42    8.940        571    435,775     76.64   36.03      89.41
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      162   $69,029,653     100.00%   7.518%       613   $426,109     81.26%  36.36%     93.04%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     THE GROUP II FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                       $138,935,507
NUMBER OF MORTGAGE LOANS:                                                   920
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $150,017
WEIGHTED AVERAGE GROSS COUPON:                                            7.897%
WEIGHTED AVERAGE NET COUPON:                                              7.393%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       615
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      77.28%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            342
WEIGHTED AVERAGE SEASONING (MONTHS):                                          4

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
CURRENT PRINCIPAL BALANCE              LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
$25,001 - $50,000                           95    $3,992,502       2.87%   9.182%       583    $42,026     68.01%  66.71%     81.09%
$50,001 - $75,000                          174    10,876,461       7.83    8.748        586     62,508     75.53   67.70      89.29
$75,001 - $100,000                         133    11,614,489       8.36    8.317        591     87,327     74.94   69.05      92.53
$100,001 - $125,000                        101    11,242,492       8.09    8.244        594    111,312     76.39   62.80      89.28
$125,001 - $150,000                         89    12,154,729       8.75    7.983        604    136,570     78.35   52.81      94.19
$150,001 - $200,000                        124    21,157,848      15.23    7.846        614    170,628     75.66   46.96      93.33
$200,001 - $250,000                         60    13,448,982       9.68    8.018        601    224,150     80.15   49.13      96.65
$250,001 - $300,000                         31     8,520,155       6.13    7.766        613    274,844     81.32   29.63      96.83
$300,001 - $350,000                         39    12,667,849       9.12    7.694        630    324,817     80.99   35.99      87.16
$350,001 & Above                            74    33,260,000      23.94    7.264        649    449,459     77.14   40.19      96.23
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY CURRENT RATE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
CURRENT RATE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
6.99% & Below                              100   $24,700,101      17.78%   6.738%       648   $247,001     72.78%  46.86%     98.70%
7.00- 7.49%                                126    25,306,368      18.21    7.227        634    200,844     76.95   50.17      95.63
7.50- 7.99%                                270    43,883,384      31.59    7.767        614    162,531     78.01   47.67      92.45
8.00- 8.49%                                 95    12,040,501       8.67    8.203        613    126,742     80.80   39.53      91.31
8.50- 8.99%                                138    15,864,234      11.42    8.732        587    114,958     78.34   57.03      88.51
9.00- 9.49%                                 54     4,594,294       3.31    9.187        563     85,080     77.94   62.58      84.40
9.50- 9.99%                                 70     6,318,855       4.55    9.699        566     90,269     79.29   53.62      86.85
10.00% & Above                              67     6,227,771       4.48   10.640        575     92,952     79.42   52.31      91.09
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
FICO                                   LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
500-519                                     73     8,549,750       6.15    8.776        509    117,120     76.37   69.37      98.86
520-539                                     83     9,523,219       6.85    8.673        530    114,738     72.27   67.66      98.93
540-559                                     90    10,522,957       7.57    8.331        551    116,922     71.64   52.48      97.00
560-579                                     99    11,017,583       7.93    8.343        570    111,289     76.37   65.72      95.76
580-599                                     89    13,195,446       9.50    8.007        591    148,263     75.77   52.31      92.55
600-619                                    134    21,845,987      15.72    7.735        609    163,030     75.65   52.03      96.04
620-639                                    109    16,857,602      12.13    7.617        629    154,657     79.91   44.04      93.99
640-659                                     97    15,615,160      11.24    7.703        650    160,981     79.29   50.03      88.85
660-679                                     61    11,813,706       8.50    7.593        669    193,667     79.51   38.46      91.65
680-699                                     44     8,738,950       6.29    7.665        689    198,613     79.87   17.06      81.50
700-719                                     19     4,538,046       3.27    7.379        710    238,845     81.04   33.00      92.54
720-739                                      7     2,684,670       1.93    7.127        725    383,524     82.03   20.37      82.50
740 & Above                                 14     3,932,481       2.83    6.713        755    280,892     84.94   45.74      81.83
N/A                                          1        99,951       0.07    9.500        N/A     99,951     40.82    0.00     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY ORIGINAL LTV

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
ORIGINAL LTV                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
40.00% & Below                              18    $1,073,686       0.77%   8.497%       579    $59,649     31.07%  35.33%    100.00%
40.01 - 50.00%                              36     4,576,153       3.29    7.734        595    127,115     46.41   46.52      89.19
50.01 - 60.00%                              49     6,521,743       4.69    7.397        603    133,097     56.79   52.08      94.14
60.01 - 70.00%                             136    21,401,865      15.40    7.691        599    157,367     66.74   31.65      95.83
70.01 - 80.00%                             371    52,305,229      37.65    7.961        608    140,984     77.51   49.03      90.60
80.01 - 85.00%                             163    25,936,419      18.67    7.976        611    159,119     84.51   61.59      90.97
85.01 - 90.00%                             130    23,878,562      17.19    7.997        650    183,681     89.71   49.29      97.15
90.01 - 95.00%                              17     3,241,850       2.33    7.903        666    190,697     94.11   75.63     100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY DOCUMENTATION

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
DOCUMENTATION                          LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Full                                       526   $68,519,775      49.32%   7.931%       602   $130,266     78.59%  100.00%    93.80%
Stated                                     360    64,485,169      46.41    7.877        628    179,125     75.73    0.00      91.89
Alt/Limited                                 34     5,930,563       4.27    7.733        625    174,428     79.05    0.00      96.16
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY LOAN PURPOSE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
LOAN PURPOSE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Cashout Refi                               596   $88,694,850      63.84%   7.919%       607   $148,817     75.99%  46.89%     94.84%
Rate/Term Refi                             181    26,463,471      19.05    7.839        618    146,207     78.55   55.02      93.66
Purchase                                   102    14,912,122      10.73    8.081        655    146,197     82.69   42.99      81.74
Debt Consolidation                          41     8,865,065       6.38    7.536        623    216,221     77.33   67.27      91.78
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
OCCUPANCY STATUS                       LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Owner                                      839  $129,225,736      93.01%   7.863%       612   $154,024     77.32%  49.73%    100.00%
Non-Owner                                   80     9,640,286       6.94    8.353        650    120,504     77.02   44.10       0.00
Second Home                                  1        69,486       0.05    7.650        655     69,486     50.00    0.00       0.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY PROPERTY TYPE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PROPERTY TYPE                          LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Single Family                              736  $104,468,668      75.19%   7.917%       612   $141,941     77.00%  50.44%     95.61%
2-4 Family                                  83    18,630,221      13.41    7.711        637    224,460     79.01   43.22      81.50
PUD                                         75    13,301,419       9.57    7.987        606    177,352     77.24   47.49      90.35
Condo                                       26     2,535,200       1.82    7.961        629     97,508     76.43   57.35      83.83
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                              DISTRIBUTION BY STATE

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
STATE                                  LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
California-South                           103   $23,203,348      16.70%   7.617%       624   $225,275     78.67%  47.59%     85.86%
New York                                    64    16,612,814      11.96    7.596        626    259,575     79.44   41.48      99.36
Florida                                    104    12,523,331       9.01    8.017        598    120,417     76.35   44.54      96.71
California-North                            49    12,171,009       8.76    7.321        646    248,388     73.20   54.25      88.35
New Jersey                                  50    11,517,150       8.29    7.522        619    230,343     74.32   41.20      99.40
Texas                                      127    10,763,539       7.75    8.633        588     84,752     74.12   49.18      95.84
Michigan                                    39     4,408,745       3.17    7.894        623    113,045     78.72   52.33      96.03
Massachusetts                               17     4,048,253       2.91    7.492        627    238,133     73.26   42.18      89.32
Illinois                                    23     3,826,121       2.75    8.136        646    166,353     82.39   41.20      97.16
Connecticut                                 19     3,421,838       2.46    7.556        616    180,097     74.81   28.50      93.25
Maryland                                    13     2,665,547       1.92    8.000        613    205,042     83.59   88.61      95.10
Others                                     312    33,773,812      24.31    8.343        600    108,249     78.58   57.56      91.42
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                            DISTRIBUTION BY ZIP CODE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
ZIP CODE                               LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
92694                                        2      $820,231       0.59%   7.357%       709   $410,116     76.99%   0.00%      0.00%
02122                                        2       771,990       0.56    7.491        617    385,995     85.00   100.00     43.98
11772                                        3       735,947       0.53    7.306        656    245,316     84.71   35.51     100.00
11714                                        2       691,683       0.50    7.186        626    345,841     85.38   51.94     100.00
11746                                        2       673,818       0.48    6.850        678    336,909     72.25    0.00     100.00
90272                                        1       649,466       0.47    6.990        618    649,466     73.86   100.00    100.00
07722                                        1       646,487       0.47    7.250        714    646,487     70.00    0.00     100.00
91103                                        1       646,246       0.47    7.750        655    646,246     65.00    0.00     100.00
93065                                        1       626,207       0.45    6.990        676    626,207     72.34    0.00     100.00
94602                                        1       599,190       0.43    7.990        610    599,190     72.73    0.00     100.00
Others                                     904   132,074,243      95.06    7.927        613    146,100     77.34   50.33      93.60
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                               PCT. OF                                             PCT.
                                                               POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                      MORTGAGE   PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
REMAINING MONTHS TO MATURITY           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
0 - 180                                     93    $7,935,643       5.71%   8.145%       606    $85,329     70.76%  62.94%     95.44%
181 - 240                                   31     2,811,017       2.02    8.425        611     90,678     76.10   28.13      97.18
241 - 360                                  796   128,188,848      92.27    7.870        616    161,041     77.71   48.94      92.77
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========

                          DISTRIBUTION BY PRODUCT TYPE

                                                               PCT. OF                                             PCT.
                                       NUMBER                  POOL BY             WEIGHTED    AVG.     WEIGHTED   FULL      PCT.
                                         OF      PRINCIPAL    PRINCIPAL   GROSS      AVG.    PRINCIPAL   ORIG.     LOAN     OWNER
PRODUCT TYPE                           LOANS      BALANCE      BALANCE    COUPON     FICO     BALANCE     LTV       DOC    OCCUPIED
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
Fixed Rate                                 916  $137,625,381      99.06%   7.910%       614   $150,246     77.19%  48.84%     92.94%
Fixed Balloon                                4     1,310,127       0.94    6.569        710    327,532     87.17   100.00    100.00
------------------------------------  --------  ------------  ---------   ------   --------  ---------  --------   -----   --------
TOTAL                                      920  $138,935,507     100.00%   7.897%       615   $151,017     77.28%  49.32%     93.01%
====================================  ========  ============  =========   ======   ========  =========  ========   =====   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP I LOAN CAP, GROUP II LOAN CAP AND WAC CAP. The information in the following table has been prepared in accordance with the following (i) one-month LIBOR and six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

DISTRIBUTION          GROUP I LOAN           GROUP II LOAN
    DATE                CAP (%)                 CAP (%)              WAC CAP (%)
------------          ------------           -------------           -----------
   Jun-03                   7.5063                  7.2672                7.3922
   Jul-03                   7.2631                  7.0343                7.1533
   Aug-03                   7.5042                  7.2703                7.3914
   Sep-03                   6.8199                  6.6105                6.7185
   Oct-03                   8.0350                  7.7923                7.9170
   Nov-03                   7.2552                  7.0393                7.1499
   Dec-03                   7.0265                  6.8202                6.9255
   Jan-04                   7.7514                  7.5267                7.6411
   Feb-04                   7.2497                  7.0418                7.1475
   Mar-04                   7.2484                  7.0424                7.1469
   Apr-04                   7.7471                  7.5286                7.6393
   May-04                   7.4881                  7.2781                7.3842
   Jun-04                   7.0195                  6.8234                6.9225
   Jul-04                   7.7451                  7.5296                7.6384
   Aug-04                   7.2448                  7.0441                7.1453
   Sep-04                   7.2443                  7.0444                7.1451
   Oct-04                   7.5068                  7.2794                7.3939
   Nov-04                   6.8289                  6.6263                6.7282
   Dec-04                   9.4758                  7.8098                8.6472
   Jan-05                   8.9267                  7.5049                8.2190
   Feb-05                   8.3922                  7.2018                7.7992
   Mar-05                  10.2556                  8.8010                9.5304
   Apr-05                   9.2487                  7.9198                8.5856
   May-05                   9.2506                  7.9306                8.5914
   Jun-05                   9.6764                  7.6737                8.6755
   Jul-05                  10.1899                  8.1506                9.1699
   Aug-05                   9.2645                  7.4694                8.3660
   Sep-05                  10.5406                  8.4980                9.5174
   Oct-05                  10.2074                  8.2131                9.2076
   Nov-05                   9.5759                  7.7049                8.6372
   Dec-05                  11.3382                  8.5003                9.9133
   Jan-06                  10.7907                  8.1627                9.4702
   Feb-06                  10.4541                  8.0343                9.2373
   Mar-06                  12.5152                  9.5232               11.0096
   Apr-06                  10.9174                  8.3128                9.6058
   May-06                  10.5798                  8.0575                9.3087
   Jun-06                  12.4435                  8.8885               10.6506
   Jul-06                  12.2178                  8.8068               10.4963
   Aug-06                  11.4544                  8.3455                9.8842
   Sep-06                  12.2668                  8.9022               10.5663
   Oct-06                  12.2770                  8.9079               10.5730
   Nov-06                  11.8827                  8.6217               10.2322
   Dec-06                  12.5837                  8.9062               10.7210
   Jan-07                  11.5007                  8.1544                9.8047
   Feb-07                  13.0842                  9.3209               11.1754
   Mar-07                  13.6035                  9.6539               11.5988
   Apr-07                  12.2843                  8.7249               10.4764
   May-07                  12.2843                  8.7219               10.4737
   Jun-07                  12.6910                  9.0096               10.8186
   Jul-07                  12.6883                  9.0065               10.8144
   Aug-07                  12.2763                  8.7433               10.4769
   Sep-07                  12.3231                  8.7433               10.4985
   Oct-07                  11.9354                  8.4751               10.1705
   Nov-07                  13.1682                  9.3486               11.2188
   Dec-07                  12.7265                  9.0339               10.8406
   Jan-08                  11.5670                  8.2098                9.8512
   Feb-08                  13.1596                  9.3459               11.2092
   Mar-08                  13.1704                  9.3448               11.2126
   Apr-08                  11.9331                  8.4673               10.1582
   May-08                  13.1647                  9.3401               11.2047
   Jun-08                  12.3127                  8.7345               10.4777
   Jul-08                  12.3100                  8.7315               10.4737
   Aug-08                  12.7176                  9.0195               10.8186
   Sep-08                  11.5589                  8.1968                9.8313
   Oct-08                  13.6201                  9.6573               11.5824
   Nov-08                  12.2993                  8.7198               10.4575
   Dec-08                  11.9124                  8.4445               10.1268
   Jan-09                  13.1419                  9.3149               11.1701
   Feb-09                  12.2914                  8.7111               10.4455
   Mar-09                  13.6054                  9.6412               11.5602
   Apr-09                  12.2861                  8.7053               10.4375
   May-09                  12.6929                  8.9925               10.7813
   Jun-09                  11.5365                  8.1723                9.7975
   Jul-09                  13.5937                  9.6285               11.5426
   Aug-09                  12.2756                  8.6939               10.4216
   Sep-09                  11.8894                  8.4194               10.0922
   Oct-09                  13.1165                  9.2874               11.1320
   Nov-09                  12.2677                  8.6854               10.4098
   Dec-09                  12.2651                  8.6826               10.4059
   Jan-10                  12.6712                  8.9691               10.7488
   Feb-10                  11.5169                  8.1511                9.7679
   Mar-10                  13.5706                  9.6036               11.5079
   Apr-10                  13.0999                  9.2695               11.1069
   May-10                  12.6605                  8.9576               10.7327
   Jun-10                  11.8667                  8.3951               10.0582
   Jul-10                  13.0916                  9.2606               11.0946
   Aug-10                  12.2444                  8.6604               10.3749
   Sep-10                  12.2418                  8.6577               10.3711
   Oct-10                  12.6472                  8.9435               10.7129
   Nov-10                  11.4951                  8.1279                9.7354
   Dec-10                  13.5449                  9.5763               11.4696
   Jan-11                  12.2316                  8.6469               10.3559
   Feb-11                  11.4879                  8.1203                9.7247
   Mar-11                  14.0378                  9.9218               11.8814
   Apr-11                  12.6314                  8.9269               10.6894
   May-11                  12.6288                  8.9241               10.6855
   Jun-11                  12.2189                  8.6336               10.3370
   Jul-11                  12.6236                  8.9187               10.6778
   Aug-11                  11.4737                  8.1054                9.7036
   Sep-11                  13.0536                  9.2206               11.0380
   Oct-11                  12.6159                  8.9106               10.6663
   Nov-11                  11.8249                  8.3511                9.9960


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

DISTRIBUTION          GROUP I LOAN           GROUP II LOAN
    DATE                CAP (%)                 CAP (%)              WAC CAP (%)
------------          ------------           -------------           -----------
   Dec-11                  13.0456                  9.2123               11.0262
   Jan-12                  12.2014                  8.6154               10.3111
   Feb-12                  11.8177                  8.3437                9.9854
   Mar-12                  13.5033                  9.5328               11.4078
   Apr-12                  12.1940                  8.6077               10.3002
   May-12                  12.1916                  8.6052               10.2966
   Jun-12                  12.5954                  8.8894               10.6360
   Jul-12                  12.5929                  8.8868               10.6323
   Aug-12                  12.1843                  8.5976               10.2858
   Sep-12                  12.1818                  8.5951               10.2822
   Oct-12                  11.7988                  8.3241                9.9574
   Nov-12                  13.0168                  9.1826               10.9837
   Dec-12                  12.5804                  8.8739               10.6139
   Jan-13                  11.4345                  8.0649                9.6457
   Feb-13                  13.0091                  9.1747               10.9723
   Mar-13                  13.4711                  9.4996               11.3603
   Apr-13                  11.4278                  8.0580                9.6358
   May-13                  13.4658                  9.4943               11.3526


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP I LOAN CAP, EFFECTIVE GROUP II LOAN CAP AND EFFECTIVE WAC CAP. The Group I Loan Cap, the Effective Group II Loan Cap (The Group II Loan Cap plus the purchased interest rate cap) and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) are provided in the following table. The information in the following table has been prepared in accordance with (i) one-month LIBOR and six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

DISTRIBUTION           GROUP I LOAN            EFF. GROUP II            EFF. WAC
    DATE                 CAP (%)               LOAN CAP (%)             CAP (%)
------------           ------------            -------------            --------
   Jun-03                    7.5063                  10.4684              8.9205
   Jul-03                    7.2631                  11.0997              9.1039
   Aug-03                    7.5042                  11.6356              9.4957
   Sep-03                    6.8199                  10.5994              8.6496
   Oct-03                    8.0350                  12.3630             10.1385
   Nov-03                    7.2552                  11.3232              9.2393
   Dec-03                    7.0265                  10.8514              8.8980
   Jan-04                    7.7514                  12.1382              9.9039
   Feb-04                    7.2497                  11.3680              9.2754
   Mar-04                    7.2484                  11.0990              9.1463
   Apr-04                    7.7471                  12.1729              9.9322
   May-04                    7.4881                  11.6291              9.5351
   Jun-04                    7.0195                  11.0426              9.0101
   Jul-04                    7.7451                  12.0395              9.8717
   Aug-04                    7.2448                  11.4080              9.3083
   Sep-04                    7.2443                  11.4125              9.3120
   Oct-04                    7.5068                  11.6519              9.5649
   Nov-04                    6.8289                  10.7377              8.7714
   Dec-04                    9.4758                  12.5037             10.9818
   Jan-05                    8.9267                  11.8902             10.4018
   Feb-05                    8.3922                  11.3250              9.8532
   Mar-05                   10.2556                  13.3568             11.8017
   Apr-05                    9.2487                  12.4633             10.8527
   May-05                    9.2506                  12.3315             10.7891
   Jun-05                    9.6764                  12.0784             10.8769
   Jul-05                   10.1899                  12.5591             11.3749
   Aug-05                    9.2645                  11.6143             10.4407
   Sep-05                   10.5406                  13.2185             11.8820
   Oct-05                   10.2074                  12.6327             11.4233
   Nov-05                    9.5759                  11.9900             10.7871
   Dec-05                   11.3382                  13.0799             12.2127
   Jan-06                   10.7907                  12.5933             11.6964
   Feb-06                   10.4541                  12.3299             11.3974
   Mar-06                   12.5152                  14.1253             13.3254
   Apr-06                   10.9174                  12.7540             11.8423
   May-06                   10.5798                  12.2243             11.4086
   Jun-06                   12.4435                  13.6434             13.0486
   Jul-06                   12.2178                  13.2583             12.7429
   Aug-06                   11.4544                  12.6611             12.0638
   Sep-06                   12.2668                  13.5089             12.8946
   Oct-06                   12.2770                  13.3694             12.8295
   Nov-06                   11.8827                  13.0864             12.4919
   Dec-06                   12.5837                  13.3742             12.9840
   Jan-07                   11.5007                  12.3547             11.9336
   Feb-07                   13.0842                  14.1039             13.6014
   Mar-07                   13.6035                  14.1316             13.8715
   Apr-07                   12.2843                  13.2058             12.7523
   May-07                   12.2843                  13.0613             12.6793
   Jun-07                   12.6910                  13.6464             13.1769
   Jul-07                   12.6883                  13.4969             13.0998
   Aug-07                   12.2763                  13.2368             12.7655
   Sep-07                   12.3231                  13.2400             12.7904
   Oct-07                   11.9354                  12.6936             12.3221
   Nov-07                   13.1682                  14.1620             13.6754
   Dec-07                   12.7265                  13.5398             13.1419
   Jan-08                   11.5670                  12.4456             12.0160
   Feb-08                   13.1596                  14.1691             13.6759
   Mar-08                   13.1704                  13.8599             13.5233
   Apr-08                   11.9331                  12.8443             12.3997
   May-08                   13.1647                  14.0172             13.6015
   Jun-08                   12.3127                  13.2587             12.7978
   Jul-08                   12.3100                  13.1127             12.7219
   Aug-08                   12.7176                  13.7008             13.2225
   Sep-08                   11.5589                  12.4553             12.0195
   Oct-08                   13.6201                  14.5175             14.0815
   Nov-08                   12.2993                  13.2590             12.7931
   Dec-08                   11.9124                  12.7027             12.3193
   Jan-09                   13.1419                  14.1735             13.6734
   Feb-09                   12.2914                  13.2591             12.7903
   Mar-09                   13.6054                  14.1921             13.9081
   Apr-09                   12.2861                  13.2591             12.7884
   May-09                   12.6929                  13.5493             13.1353
   Jun-09                   11.5365                  12.4556             12.0116
   Jul-09                   13.5937                  14.5169             14.0713
   Aug-09                   12.2756                  13.2593             12.7847
   Sep-09                   11.8894                  12.8449             12.3843
   Oct-09                   13.1165                  14.0161             13.5828
   Nov-09                   12.2677                  13.2593             12.7820
   Dec-09                   12.2651                  13.1117             12.7045
   Jan-10                   12.6712                  13.7013             13.2062
   Feb-10                   11.5169                  12.4558             12.0048
   Mar-10                   13.5706                  14.1888             13.8920
   Apr-10                   13.0999                  14.1739             13.6586
   May-10                   12.6605                  13.5484             13.1228
   Jun-10                   11.8667                  12.8451             12.3764
   Jul-10                   13.0916                  14.0154             13.5731
   Aug-10                   12.2444                  13.2594             12.7738
   Sep-10                   12.2418                  13.2594             12.7730
   Oct-10                   12.6472                  13.5479             13.1176
   Nov-10                   11.4951                  12.4558             11.9972
   Dec-10                   13.5449                  14.5155             14.0524
   Jan-11                   12.2316                  13.2594             12.7694
   Feb-11                   11.4879                  12.4558             11.9947
   Mar-11                   14.0378                  14.7107             14.3903
   Apr-11                   12.6314                  13.7014             13.1923
  * May-11                  12.6288                  13.5473             13.1106
   Jun-11                   12.2189                   8.6336             10.3370


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

DISTRIBUTION           GROUP I LOAN            EFF. GROUP II            EFF. WAC
    DATE                 CAP (%)               LOAN CAP (%)             CAP (%)
------------           ------------            -------------            --------
   Jul-11                   12.6236                   8.9187             10.6778
   Aug-11                   11.4737                   8.1054              9.7036
   Sep-11                   13.0536                   9.2206             11.0380
   Oct-11                   12.6159                   8.9106             10.6663
   Nov-11                   11.8249                   8.3511              9.9960
   Dec-11                   13.0456                   9.2123             11.0262
   Jan-12                   12.2014                   8.6154             10.3111
   Feb-12                   11.8177                   8.3437              9.9854
   Mar-12                   13.5033                   9.5328             11.4078
   Apr-12                   12.1940                   8.6077             10.3002
   May-12                   12.1916                   8.6052             10.2966
   Jun-12                   12.5954                   8.8894             10.6360
   Jul-12                   12.5929                   8.8868             10.6323
   Aug-12                   12.1843                   8.5976             10.2858
   Sep-12                   12.1818                   8.5951             10.2822
   Oct-12                   11.7988                   8.3241              9.9574
   Nov-12                   13.0168                   9.1826             10.9837
   Dec-12                   12.5804                   8.8739             10.6139
   Jan-13                   11.4345                   8.0649              9.6457
   Feb-13                   13.0091                   9.1747             10.9723
   Mar-13                   13.4711                   9.4996             11.3603
   Apr-13                   11.4278                   8.0580              9.6358
   May-13                   13.4658                   9.4943             11.3526

* Represents the final month of the interest rate cap agreement.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      APPENDIX A - INTEREST RATE CAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $173,665,980 (the initial fixed rate collateral notional balance). The Interest Rate Cap (corridor) will have a term of 96 months and a strike rate of 1-month LIBOR equal to 5.00% effective up to 1-month LIBOR equal to 10.00%. Interest Rate Cap payments will be available to pay basis risk shortfall carry forward amounts on the Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, and Class B-2 Certificates in the manner described therein. The notional amount of the Interest Rate Cap will amortize as specified in the amortization schedule below.

  DEAL    INTEREST RATE       DEAL    INTEREST RATE       DEAL    INTEREST RATE
  AGE      CAP NOTIONAL       AGE      CAP NOTIONAL       AGE      CAP NOTIONAL
(MONTHS)    AMOUNT ($)      (MONTHS)    AMOUNT ($)      (MONTHS)    AMOUNT ($)
--------  --------------    --------  --------------    --------  --------------
   1         173,665,980       33         86,015,487       65         38,492,268
   2         172,008,159       34         83,891,893       66         37,531,467
   3         170,148,552       35         81,820,104       67         36,594,282
   4         168,090,740       36         79,798,868       68         35,680,135
   5         165,839,045       37         77,826,961       69         34,788,469
   6         163,398,517       38         75,903,189       70         33,918,735
   7         160,774,928       39         74,026,386       71         33,070,400
   8         157,974,749       40         72,195,417       72         32,242,943
   9         155,005,137       41         70,409,171       73         31,435,856
   10        151,873,901       42         68,666,566       74         30,648,643
   11        148,589,482       43         66,966,544       75         29,880,820
   12        145,160,912       44         65,308,073       76         29,131,915
   13        141,597,779       45         63,690,148       77         28,401,467
   14        138,121,223       46         62,111,785       78         27,689,025
   15        134,729,157       47         60,572,027       79         26,994,152
   16        131,419,541       48         59,069,937       80         26,316,419
   17        128,190,385       49         57,604,602       81         25,655,409
   18        125,039,748       50         56,175,131       82         25,010,712
   19        121,965,734       51         54,780,654       83         24,381,932
   20        118,966,493       52         53,420,323       84         23,768,681
   21        116,040,221       53         52,093,309       85         23,170,579
   22        113,185,154       54         50,798,805       86         22,587,256
   23        110,399,574       55         49,536,020       87         22,018,352
   24        107,681,802       56         48,304,186       88         21,463,515
   25        105,030,199       57         47,102,551       89         20,922,401
   26        102,443,168       58         45,930,382       90         20,394,675
   27         99,919,147       59         44,786,963       91         19,880,010
   28         97,456,614       60         43,671,597       92         19,378,087
   29         95,054,083       61         42,583,601       93         18,888,594
   30         92,710,104       62         41,522,312       94         18,411,228
   31         90,423,260       63         40,487,079       95         17,945,692
   32         88,192,170       64         39,477,271       96         17,491,696


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